UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2026

ESS TECH, INC.
(Exact name of registrant as specified in charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83
Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each fifteen warrants exercisable for one share of common stock at an exercise price of $172.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
Preliminary Financial Results for the Year End Ended December 31, 2025 (unaudited)
On January 29, 2026, ESS Tech, Inc. (the “Company”) announced that based upon preliminary estimates and information available to the Company as of the date of this Form 8-K, the Company is disclosing selected preliminary unaudited financial results for the year ended December 31, 2025:
•Cash, cash equivalents and short-term investments as of December 31, 2025 are expected to be approximately $22.0 million, a $18.5 million increase over the balance as of September 30, 2025. As of January 28, 2026, the Company has repaid approximately $24.4 million (or 81%) of the principal amount of $30 million under the promissory note with YA II PN, LTD (the “Promissory Note”) and approximately $5.6 million remains outstanding. The second tranche of the Promissory Note of $10 million is available for draw at the Company’s option until February 28, 2026. As of January 28, 2026, the Company has issued 3,799,160 shares of common stock and raised gross proceeds totaling approximately $8.6 million under the at-the-market offering program launched on November 13, 2025. The Company has paused sales under its at-the-market offering program.
•Revenue is expected to be approximately $1.6 million, a decrease of $4.7 million compared to the year ended December 31, 2024 related to the wind down of active contracts for legacy business activities in connection with the shift to the Energy Base.
•Loss from operations is expected to be approximately $55.0 million, an improvement of $34.8 million compared to the year ended December 31, 2024, reflecting ongoing cost discipline and a controlled approach to costs that allows the Company to efficiently execute its strategy.
•Net interest expense is expected to be approximately $5.5 million as a result of the Promissory Note issued. For the year ended December 31, 2024, the Company recognized net interest income of $3.6 million related to interest earned on marketable securities.
The foregoing estimates as of December 31, 2025 are preliminary. The Company is in the process of finalizing the actual results of operations for the year ended December 31, 2025 and therefore final results are not yet available. These preliminary estimates are based solely upon information available to the Company as of the date of this Current Report on Form 8-K and our actual results may differ from these estimates due to the completion of our year-end closing procedures, final adjustments, review by our independent registered public accounting firm and developments that may arise between now and the time our financial results for the year ended December 31, 2025 are finalized. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations for the year ended December 31, 2025. Investors should refer to the Company’s actual results included in its annual audited financial statements for the year ended December 31, 2025 once they become available.
The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary estimates and, accordingly, does not express an opinion or any other form of assurance about them.
The information furnished under this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2026, the board of directors (the “Board”) of the Company approved an increase in the size of the Board from seven to eight directors and elected Drew Buckley, the Company’s Chief Executive Officer, to serve as a Class I member of the Board, both effective as of January 23, 2026. Mr. Buckley’s term will expire at the Company’s 2028 annual meeting of stockholders or upon his earlier death, resignation or removal.
There are no arrangements or understandings between Mr. Buckley and any other persons pursuant to which he was selected as a director of the Company. In addition, there are no family relationships between Mr. Buckley and any director or executive officer of the Company, and Mr. Buckley does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Buckley will not receive any additional compensation for his service as a director beyond his compensation as Chief Executive Officer.
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our preliminary financial results as of and for the year ended December 31, 2025. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include the risk that our actual financial results for the year ended December 31, 2025 differ from the estimates presented in this Current Report on Form 8-K; as well as the other risks set forth in our filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: January 29, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer